UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


                50606 AXP Financial Center, Minneapolis, MN 55474
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                    (Address of principal executive offices)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (612) 330-9283
                                                    --------------

Date of fiscal year end:  10/31
                         --------

Date of reporting period:  01/31
                          --------

                               PORTFOLIO HOLDINGS
                                      FOR
                        RIVERSOURCE EUROPEAN EQUITY FUND
                                AT JAN. 31, 2006


Investments in SECURITIES
RiverSource European Equity Fund

Jan. 31, 2006 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common Stocks (98.0%)(c)

Issuer                                Shares                   Value(a)

Austria (0.5%)
Commercial Banks
Erste Bank
  der Oesterreichischen
  Sparkassen                           9,735                   $542,951

Belgium (0.5%)
Beverages
InBev                                 12,244                    576,808

Bermuda (0.6%)
Energy Equipment & Services
SeaDrill                              65,400(b)                 685,787

Denmark (2.5%)
Insurance (1.8%)
Topdanmark                             9,614(b)                 964,170
TrygVesta                             20,240(b)               1,075,877
Total                                                         2,040,047

Marine (0.7%)
AP Moller - Maersk                        81                    807,059

Finland (4.2%)
Chemicals (0.6%)
Kemira                                39,391                    665,309

Communications Equipment (0.6%)
Nokia                                 38,033                    695,519

Electric Utilities (0.9%)
Fortum                                47,800                  1,068,123

Insurance (0.5%)
Sampo Series A                        29,600                    576,910

Oil & Gas (1.6%)
Neste Oil                             54,566(b)               1,763,663

Common Stocks (continued)

Issuer                                Shares                   Value(a)

France (16.4%)
Automobiles (0.6%)
Renault                                7,617                   $719,145

Chemicals (1.4%)
Air Liquide                            4,278                    879,536
Rhodia                               253,855(b)                 681,694
Total                                                         1,561,230

Commercial Banks (1.8%)
BNP Paribas                           23,572                  2,102,346

Construction & Engineering (1.2%)
VINCI                                 14,679                  1,365,380

Construction Materials (0.5%)
Imerys                                 6,658                    548,511

Electrical Equipment (0.7%)
Schneider Electric                     7,121                    744,134

Health Care Equipment & Supplies (0.7%)
Essilor Intl                           9,137                    797,705

Insurance (1.6%)
AXA                                   55,022                  1,865,316

Machinery (1.1%)
Vallourec                              1,841                  1,290,748

Media (0.6%)
Vivendi Universal                     23,070                    722,674

Office Electronics (0.6%)
Neopost                                7,158                    719,733

Oil & Gas (3.4%)
Total                                 13,869                  3,828,823

Pharmaceuticals (1.4%)
Sanofi-Aventis                        17,132                  1,570,649

Textiles, Apparel & Luxury Goods (0.8%)
LVMH Moet Hennessy
  Louis Vuitton                       10,678                    963,381

Common Stocks (continued)

Issuer                                Shares                   Value(a)

Germany (12.7%)
Auto Components (1.0%)
Continental                           11,283                 $1,098,168

Automobiles (1.0%)
DaimlerChrysler                       19,152                  1,099,815

Capital Markets (0.6%)
Deutsche Postbank                     11,018                    734,865

Chemicals (0.6%)
K+S                                    9,840                    673,036

Computers & Peripherals (1.0%)
Wincor Nixdorf                        10,032                  1,170,228

Diversified Telecommunication Services (0.4%)
Deutsche Telekom                      28,144                    445,597

Electric Utilities (1.3%)
E.ON                                  13,352                  1,491,473

Health Care Providers & Services (1.8%)
Celesio                               12,215                  1,143,610
Fresenius Medical Care                 8,166                    870,501
Total                                                         2,014,111

Industrial Conglomerates (1.0%)
Siemens                               13,028                  1,188,223

Insurance (0.9%)
Allianz                                6,220                  1,002,558

Machinery (0.6%)
MAN                                   10,949                    629,152

Software (0.8%)
SAP                                    4,707                    963,731

Thrifts & Mortgage Finance (1.7%)
Hypo Real Estate Holding              30,432                  1,985,713


See accompanying notes to investments in securities.

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1  --  RIVERSOURCE EUROPEAN EQUITY FUND  --  PORTFOLIO HOLDINGS AT JAN. 31, 2006

Issuer                                Shares                   Value(a)

Greece (0.7%)
Commercial Banks
EFG Eurobank Ergasias                 20,320                   $755,539

Ireland (1.1%)
Commercial Banks (0.6%)
Anglo Irish Bank                      39,099                    617,144

Construction Materials (0.5%)
CRH                                   19,822                    614,185

Italy (7.0%)
Commercial Banks (1.2%)
Banca Popolare
  di Milano Societa
  Cooperativa                         49,242                    605,519
Banco Popolare
  di Verona e Novara                  34,201                    785,439
Total                                                         1,390,958

Diversified Telecommunication Services (1.3%)
FastWeb                               30,615(b)               1,481,314

Energy Equipment & Services (0.9%)
Saipem                                50,073                    997,228

Food & Staples Retailing (0.4%)
Parmalat                             187,347(b)                 479,762

Health Care Equipment & Supplies (0.5%)
Safilo                                99,149(b)                 554,189

Oil & Gas (2.7%)
Eni                                  104,440                  3,157,396

Netherlands (6.7%)
Diversified Financial Services (1.7%)
ING Groep                             50,779                  1,812,174

Food Products (1.1%)
Royal Numico                          28,422(b)               1,291,630

Media (1.4%)
Reed Elsevier                        116,878                  1,643,153

Oil & Gas (1.1%)
Royal Dutch Shell Cl B                36,581                  1,311,816

Semiconductors & Semiconductor Equipment (1.4%)
ASML Holding                          68,734(b)               1,549,271

Norway (0.9%)
Energy Equipment & Services
TGS NOPEC Geophysical                 19,300(b)               1,003,924

South Africa (1.0%)
Metals & Mining
Anglo American                        30,229                  1,161,461

Common Stocks (continued)

Issuer                                Shares                   Value(a)

Spain (3.7%)
Commercial Banks (2.7%)
Banco Bilbao Vizcaya
  Argentaria                         119,101                 $2,405,239
Banco Santander
  Central Hispano                     46,456                    668,352
Total                                                         3,073,591

Media (0.5%)
Gestevision Telecinco                 23,395                    577,073

Specialty Retail (0.5%)
Inditex                               17,019                    584,617

Sweden (1.4%)
Communications Equipment (0.6%)
Telefonaktiebolaget
  LM Ericsson Cl B                   205,080                    740,059

Tobacco (0.8%)
Swedish Match                         66,800                    842,379

Switzerland (16.1%)
Capital Markets (7.3%)
Credit Suisse Group                   44,823                  2,617,773
Julius Baer Holding                   23,747                  1,908,009
UBS                                   36,094                  3,925,102
Total                                                         8,450,884

Electrical Equipment (0.7%)
ABB                                   72,167(b)                 784,792

Food Products (1.7%)
Nestle                                 6,556                  1,923,408

Health Care Equipment & Supplies (1.1%)
Nobel Biocare Holding                  5,509                  1,249,890

Metals & Mining (0.6%)
Xstrata                               22,636                    634,977

Pharmaceuticals (4.7%)
Novartis                              34,361                  1,887,140
Roche Holding                         22,217                  3,511,057
Total                                                         5,398,197

United Kingdom (22.0%)
Aerospace & Defense (0.6%)
Rolls-Royce Group                     91,918(b)                 709,606

Chemicals (0.4%)
BOC Group                             17,566                    463,071

Commercial Banks (4.3%)
Barclays                              47,671                    509,631
HSBC Holdings                        103,135                  1,713,483
Royal Bank of
  Scotland Group                      22,379                    692,655
Standard Chartered                    78,416                  1,945,834
Total                                                         4,861,603

Common Stocks (continued)

Issuer                                Shares                   Value(a)

United Kingdom (cont.)
Electric Utilities (1.2%)
British Energy Group                  62,509(b)                $678,265
Scottish Power                        72,606                    740,038
Total                                                         1,418,303

Food & Staples Retailing (0.9%)
Tesco                                184,061                  1,041,156

Hotels, Restaurants & Leisure (1.1%)
Carnival                              22,069                  1,224,797

Insurance (0.5%)
Legal & General Group                234,964                    523,487

Internet & Catalog Retail (0.5%)
GUS                                   31,605                    580,742

Media (0.5%)
Daily Mail & General
  Trust Series A                      41,483                    568,920

Metals & Mining (1.7%)
BHP Billiton                          51,195                    945,717
Lonmin                                26,555                    988,177
Total                                                         1,933,894

Multiline Retail (0.7%)
Marks & Spencer Group                 97,326                    841,380

Oil & Gas (6.2%)
BG Group                             277,233                  3,131,451
BP                                   337,970                  4,063,982
Total                                                         7,195,433

Pharmaceuticals (1.3%)
GlaxoSmithKline                       60,109                  1,537,536

Tobacco (0.5%)
Gallaher Group                        34,018                    522,817

Wireless Telecommunication Services (1.6%)
O2                                   285,824                  1,016,847
Vodafone Group                       391,309                    821,351
Total                                                         1,838,198

Total Common Stocks
(Cost: $84,628,302)                                        $112,060,575

Short-Term Securities (1.5%)

Issuer                     Effective            Amount         Value(a)
                             yield            payable at
                                               maturity

Commercial Paper
Windmill Funding
  02-01-06                   4.48%          $1,700,000(d)    $1,699,788

Total Short-Term Securities
(Cost: $1,700,000)                                           $1,699,788

Total Investments in Securities
(Cost: $86,328,302)(e)                                     $113,760,363


See accompanying notes to investments in securities.

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2  --  RIVERSOURCE EUROPEAN EQUITY FUND  --  PORTFOLIO HOLDINGS AT JAN. 31, 2006

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the most recent Annual Report dated Oct. 31, 2005.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $1,699,788 or 1.5% of net assets.

(e) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $86,328,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $27,954,000
      Unrealized depreciation                                    (522,000)
      Net unrealized appreciation                             $27,432,000

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


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3  --  RIVERSOURCE EUROPEAN EQUITY FUND  --  PORTFOLIO HOLDINGS AT JAN. 31, 2006

                             PORTFOLIO HOLDINGS FOR
                            RIVERSOURCE INTERNATIONAL
                                OPPORTUNITY FUND
                                AT JAN. 31, 2006


Investments in SECURITIES
RiverSource International Opportunity Fund

Jan. 31, 2006 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common Stocks (98.7%)(c)

Issuer                                Shares                   Value(a)

Australia (2.4%)
Capital Markets (0.5%)
Macquarie Bank                        59,534                 $3,086,176

Metals & Mining (1.9%)
BHP Billiton                         315,402                  6,168,943
Newcrest Mining                      103,904                  2,063,764
Rio Tinto                             61,234                  3,519,678
Total                                                        11,752,385

Austria (0.6%)
Commercial Banks
Erste Bank der Oesterreichischen
  Sparkassen                          49,981                  2,787,593
Erste Bank der Oesterreichischen
  Sparkassen                          13,328(b)                 733,303
Total                                                         3,520,896

Belgium (0.4%)
Beverages
InBev                                 53,039                  2,498,635

Brazil (1.0%)
Commercial Banks (0.6%)
UNIBANCO - Uniao de
  Bancos Brasileiros ADR              44,268                  3,728,251

Metals & Mining (0.4%)
Cia Vale do Rio Doce ADR              55,856                  2,478,889

Canada (1.2%)
Diversified Financial Services (0.1%)
TSX Group                             15,900                    843,495

Metals & Mining (0.6%)
Cameco                                44,300                  3,492,271

Oil & Gas (0.5%)
Suncor Energy                         35,000                  2,797,849

Common Stocks (continued)

Issuer                                Shares                   Value(a)

China (0.7%)
Oil & Gas
PetroChina Cl H                    4,072,000                 $3,963,081

Denmark (1.4%)
Insurance (0.8%)
TrygVesta                             89,810(b)               4,773,939

Marine (0.6%)
AP Moller - Maersk                       353                  3,517,184

Finland (1.3%)
Electric Utilities (0.6%)
Fortum                               154,400                  3,450,172

Oil & Gas (0.7%)
Neste Oil                            141,398(b)               4,570,215

France (9.7%)
Automobiles (0.4%)
Renault                               23,676                  2,235,327

Beverages (0.5%)
Pernod-Ricard                         15,158                  2,818,027

Chemicals (1.0%)
Air Liquide                           17,216                  3,539,521
Rhodia                             1,041,757(b)               2,797,502
Total                                                         6,337,023

Commercial Banks (0.6%)
BNP Paribas                           41,863                  3,733,689

Construction & Engineering (0.4%)
VINCI                                 26,974                  2,509,010

Construction Materials (0.5%)
Imerys                                33,460                  2,756,560

Electrical Equipment (1.0%)
Schneider Electric                    56,411                  5,894,867

Common Stocks (continued)

Issuer                                Shares                   Value(a)

France (cont.)
Health Care Equipment & Supplies (0.3%)
Essilor Intl                          24,003                 $2,095,579

Insurance (1.9%)
AXA                                  351,518                 11,916,906

Office Electronics (0.5%)
Neopost                               29,313                  2,947,407

Oil & Gas (1.9%)
Total                                 42,225                 11,657,080

Pharmaceuticals (0.7%)
Sanofi-Aventis                        46,735                  4,284,629

Germany (7.8%)
Auto Components (0.5%)
Continental                           33,652                  3,275,330

Automobiles (0.5%)
DaimlerChrysler                       53,784                  3,088,578

Capital Markets (0.6%)
Deutsche Postbank                     50,660                  3,378,860

Computers & Peripherals (0.5%)
Wincor Nixdorf                        26,586                  3,101,245

Electric Utilities (0.6%)
E.ON                                  32,429                  3,622,452

Health Care Providers & Services (1.2%)
Celesio                               43,663                  4,087,878
Fresenius Medical Care                30,743                  3,277,224
Total                                                         7,365,102

Industrial Conglomerates (0.6%)
Siemens                               39,775                  3,627,693

Insurance (1.6%)
Allianz                               61,187                  9,862,300


See accompanying notes to investments in securities.

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1  --  RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND  --
                                             PORTFOLIO HOLDINGS AT JAN. 31, 2006

Issuer                                Shares                   Value(a)

Germany (cont.)
Machinery (0.6%)
MAN                                   60,637                 $3,484,326

Thrifts & Mortgage Finance (1.1%)
Hypo Real Estate Holding             102,821                  6,709,156

Greece (0.8%)
Commercial Banks
EFG Eurobank Ergasias                123,640                  4,597,187

Hong Kong (2.3%)
Distributors (0.3%)
Li & Fung                          1,116,000                  2,071,595

Real Estate (1.4%)
Cheung Kong Holdings                 190,000                  2,038,995
New World Development              1,642,200                  2,402,702
Sun Hung Kai Properties              175,000                  1,812,601
Swire Pacific Cl A                   192,500                  1,792,862
Total                                                         8,047,160

Specialty Retail (0.6%)
Esprit Holdings                      441,500                  3,838,759

Ireland (0.5%)
Construction Materials
CRH                                  101,405                  3,142,037

Italy (5.4%)
Commercial Banks (1.6%)
Banca Popolare di Milano
  Societa Cooperativa                226,770                  2,788,546
UniCredito Italiano                  957,312                  6,833,972
Total                                                         9,622,518

Diversified Telecommunication Services (0.6%)
FastWeb                               69,749(b)               3,374,823

Energy Equipment & Services (0.9%)
Saipem                               273,276                  5,442,422

Food & Staples Retailing (0.4%)
Parmalat                             924,712(b)               2,368,023

Oil & Gas (1.9%)
Eni                                  400,169                 12,097,777

Japan (24.2%)
Auto Components (0.2%)
Toyota Inds                           40,700                  1,474,638

Automobiles (2.3%)
Honda Motor                          100,800                  5,723,171
Toyota Motor                         155,700                  8,070,384
Total                                                        13,793,555

Building Products (1.0%)
Asahi Glass                          267,000                  3,860,461
Daikin Inds                           58,900                  1,933,205
Total                                                         5,793,666

Common Stocks (continued)

Issuer                                Shares                   Value(a)

Japan (cont.)
Capital Markets (2.0%)
Mitsubishi UFJ Securities            170,000                 $2,352,174
Nikko Cordial                        142,500                  2,264,450
Nomura Holdings                      199,100                  3,886,948
Tokai Tokyo Securities               537,000                  3,799,744
Total                                                        12,303,316

Chemicals (1.2%)
Showa Denko                          750,000                  3,292,839
Sumitomo Chemical                    494,000                  3,807,126
Total                                                         7,099,965

Commercial Banks (3.4%)
Bank of Yokohama                     400,000                  3,239,557
Mitsubishi UFJ Financial
  Group                                  559                  8,053,794
Mizuho Financial Group                   517                  4,231,202
Shinsei Bank                         277,000                  1,846,667
Sumitomo Mitsui Financial
  Group                                  290                  3,387,042
Total                                                        20,758,262

Commercial Services & Supplies (0.6%)
Toppan Printing                      278,000                  3,758,806

Construction & Engineering (0.8%)
Nishimatsu Construction              546,000                  2,606,650
Okumura                              371,000                  2,210,818
Total                                                         4,817,468

Electrical Equipment (0.8%)
Japan Cash Machine                    83,600                  1,674,851
Matsushita Electric Works            265,000                  2,973,060
Total                                                         4,647,911

Electronic Equipment & Instruments (0.9%)
Arisawa Mfg                          125,100                  2,634,246
Hoya                                  74,200                  2,973,060
Total                                                         5,607,306

Food & Staples Retailing (0.4%)
Seven-I Holdings                      60,700                  2,566,684

Health Care Providers & Services (0.3%)
Nichii Gakkan                         73,600                  1,951,373

Hotels, Restaurants & Leisure (0.2%)
Yoshinoya D&C                            831                  1,395,627

Household Durables (1.8%)
Daito Trust Construction              55,900                  2,621,057
Pioneer                              111,900                  1,576,903
Sekisui Chemical                     375,000                  2,912,404
Sharp                                219,000                  4,004,731
Total                                                        11,115,095

Insurance (0.7%)
T&D Holdings                          61,150                  4,363,389

Internet & Catalog Retail (0.4%)
Rakuten                                2,987                  2,546,462

Internet Software & Services (0.5%)
eAccess                                4,077                  3,069,046

Common Stocks (continued)

Issuer                                Shares                   Value(a)

Japan (cont.)
Machinery (0.7%)
AMADA                                347,000                 $3,144,595
Takuma                               154,000                  1,311,560
Total                                                         4,456,155

Metals & Mining (0.8%)
Mitsui Mining & Smelting             587,000                  4,643,956

Multiline Retail (0.6%)
Marui                                 85,000                  1,561,594
Mitsukoshi                           344,000                  2,143,768
Total                                                         3,705,362

Office Electronics (1.2%)
Canon                                 73,300                  4,424,245
Ricoh                                155,000                  2,662,617
Total                                                         7,086,862

Oil & Gas (0.5%)
Nippon Oil                           420,000                  3,333,504

Real Estate (1.0%)
Mitsui Fudosan                       124,000                  2,611,083
TOC                                  522,450                  3,407,282
Total                                                         6,018,365

Software (0.4%)
Nintendo                              19,800                  2,715,959

Specialty Retail (0.5%)
Komeri                                73,900                  2,967,340

Textiles, Apparel & Luxury Goods (0.3%)
ONWARD Kashiyama                      92,000                  1,721,569

Transportation Infrastructure (0.6%)
Mitsubishi Logistics                 206,000                  3,521,142

Mexico (1.5%)
Food & Staples Retailing (0.9%)
Wal-Mart de Mexico
  Series V                           948,952                  5,530,744

Media (0.6%)
Grupo Televisa ADR                    42,491                  3,550,123

Netherlands (3.5%)
Diversified Financial Services (1.1%)
ING Groep                            162,828                  5,810,919

Food Products (0.7%)
Royal Numico                          96,927(b)               4,404,820

Media (0.4%)
Reed Elsevier                        191,827                  2,696,838

Oil & Gas (0.9%)
Royal Dutch Shell Series A           169,817                  5,781,773

Semiconductors & Semiconductor Equipment (0.4%)
ASML Holding                         115,234(b)               2,597,385



See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
2  --  RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND  --
                                             PORTFOLIO HOLDINGS AT JAN. 31, 2006

Issuer                                Shares                   Value(a)

Singapore (0.7%)
Industrial Conglomerates (0.5%)
Keppel                               308,000                 $2,488,313

Real Estate (0.2%)
City Developments                    282,000                  1,486,957

South Africa (2.9%)
Commercial Banks (0.5%)
ABSA Group                           169,254                  3,127,398

Metals & Mining (2.4%)
Anglo American                       225,892                  8,679,236
Impala Platinum Holdings              33,986                  5,892,553
Total                                                        14,571,789

South Korea (3.1%)
Commercial Banks (1.5%)
Kookmin Bank                          69,480                  5,519,204
Shinhan Financial Group               91,660                  3,901,942
Total                                                         9,421,146

Semiconductors & Semiconductor Equipment (1.6%)
Samsung Electronics                   12,550                  9,630,821

Spain (1.9%)
Commercial Banks (1.5%)
Banco Bilbao Vizcaya
  Argentaria                         437,072                  8,826,647

Specialty Retail (0.4%)
Inditex                               72,904                  2,504,315

Switzerland (9.4%)
Capital Markets (3.8%)
Credit Suisse Group                   62,197                  3,632,457
Julius Baer Holding                   68,350                  5,491,742
UBS                                  136,574                 14,851,969
Total                                                        23,976,168

Chemicals (0.5%)
Syngenta                              21,803(b)               2,771,857

Electrical Equipment (0.5%)
ABB                                  260,652(b)               2,834,504

Food Products (0.3%)
Nestle                                 5,850                  1,716,281

Health Care Equipment & Supplies (0.6%)
Nobel Biocare Holding                 15,291                  3,469,246

Metals & Mining (0.6%)
Xstrata                              130,441                  3,659,087

Pharmaceuticals (3.1%)
Novartis                             115,998                  6,370,724
Roche Holding                         79,933                 12,632,191
Total                                                        19,002,915

Common Stocks (continued)

Issuer                                Shares                   Value(a)

Taiwan (1.0%)
Semiconductors & Semiconductor Equipment
Taiwan Semiconductor
  Mfg                              2,969,084                 $5,897,489

Thailand (0.3%)
Commercial Banks
Bangkok Bank                         618,300                  1,969,918

Turkey (0.5%)
Commercial Banks
Akbank ADR                           185,033(d)               3,216,743

United Kingdom (14.3%)
Aerospace & Defense (0.8%)
Rolls-Royce Group                    628,099(b)               4,848,917

Chemicals (0.4%)
BOC Group                             93,273                  2,458,845

Commercial Banks (2.5%)
Barclays                             287,692                  3,075,595
Standard Chartered                   486,253                 12,066,004
Total                                                        15,141,599

Electric Utilities (1.5%)
British Energy Group                 228,083(b)               2,474,855
Drax Group                           250,274(b)               2,742,353
Scottish Power                       402,710                  4,104,629
Total                                                         9,321,837

Food & Staples Retailing (1.8%)
Tesco                                937,886                  5,305,229
Wm Morrison
  Supermarkets                     1,697,471                  5,646,389
Total                                                        10,951,618

Hotels, Restaurants & Leisure (0.7%)
Carnival                              80,035                  4,441,825

Insurance (0.8%)
Legal & General Group              1,096,084                  2,442,016
Royal & SunAlliance
  Insurance Group                  1,092,426                  2,438,724
Total                                                         4,880,740

Media (0.5%)
Daily Mail & General Trust
  Series A                           205,574                  2,819,353

Metals & Mining (0.5%)
BHP Billiton                         167,480                  3,093,830

Multiline Retail (0.5%)
Marks & Spencer Group                317,827                  2,747,603

Oil & Gas (3.2%)
BG Group                             916,692                 10,354,381
BP                                   781,072                  9,392,143
Total                                                        19,746,524

Common Stocks (continued)

Issuer                                Shares                   Value(a)

United Kingdom (cont.)
Wireless Telecommunication Services (1.1%)
O2                                 1,954,126                 $6,951,996

Total Common Stocks
(Cost: $464,577,732)                                       $601,358,551

Warrants (--%)(c)

Issuer                                Shares                   Value(a)

Singapore
City Developments
  Warrants                            55,400(b,e)              $206,704

Total Warrants
(Cost: $--)                                                    $206,704

Total Investments in Securities
(Cost: $464,577,732)(f)                                    $601,565,255


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
3  --  RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND  --
                                             PORTFOLIO HOLDINGS AT JAN. 31, 2006

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the most recent Annual Report dated Oct. 31, 2005.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Jan. 31, 2006, the value of these securities amounted to $3,216,743 or 0.5% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability. These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Jan. 31, 2006, is as follows:

      Security                         Acquisition                      Cost
                                         date
      City Developments
        Warrants                        05-04-04                         $--

(f) At Jan. 31, 2006, the cost of securities for federal income tax purposes was approximately $464,578,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $139,317,000
      Unrealized depreciation                                    (2,330,000)
      Net unrealized appreciation                              $136,987,000

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
4  --  RIVERSOURCE INTERNATIONAL OPPORTUNITY FUND  --
                                             PORTFOLIO HOLDINGS AT JAN. 31, 2006

Item 2.  Control and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3.  Exhibits.

Separate certification for the Registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              AXP International Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March __, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March __, 2006


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March __, 2006